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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K
                             -----------------



                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                July 7, 1995
                               Date of Report
                      (Date of earliest event reported)


                             -----------------


                      ADVANCED TISSUE SCIENCES, INC.
           (Exact name of registrant as specified in its charter)

                             -----------------



          Delaware                    0-016607           14-1701513
        ------------                ------------       --------------
(State or other jurisdiction of     (Commission       (I.R.S. Employer
 incorporation or organization)       File No.)      Identification No.)


  10933 North Torrey Pines Road, La Jolla, California        92037
  ---------------------------------------------------        -----
       (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code:  (619) 450-5730





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Item 5.  Other Events

Advanced Tissue Sciences, Inc. (the "Company") completed a series private placements on June 26, 1995, July 7, 1995 and July 12, 1995, issuing a total of 2,614,432 shares of Common Stock and raising total gross proceeds of approximately $18 million. The Company intends to use the proceeds from these offerings to complete the validation of its manufacturing facility, the up-scaling and validation of its manufacturing processes for Dermagraft-TC trademark for the treatment of severe burns and Dermagraft trademark for the treatment of diabetic foot ulcers, and other working capital and general corporate purposes. The June 26, 1995 private placements were reported on a Current Report on Form 8-K dated June 26, 1995. The July 7, 1995 and July 12, 1995 private placements are summarized below.

JULY 7, 1995 PRIVATE PLACEMENT

On July 7, 1995, the Company completed the private placement of 728,863 shares of its Common Stock (the "7/7/95 Shares") pursuant to Regulation D to the Securities Act of 1933, yielding the Company gross proceeds of approximately $5.0 million. The initial purchase price for the 7/7/95 Shares was $6.86 per share, representing an 11.5% discount to the closing bid price of the Company's Common Stock on June 7, 1995. However, the initial purchase price will be adjusted to result in a purchase price per share to the investors equal to 88.5% of the average closing price of the Common Stock during a period 115 to 160 calendar days after June 26, 1995 (the "7/7/95 Average Price"). To the extent 88.5% of the 7/7/95 Average Price exceeds the initial purchase price of $6.86, the investor will provide additional proceeds such that the total proceeds to the Company from the investor equals the product of the 88.5% of the 7/7/95 Average Price and the 7/7/95 Shares. If 88.5% of the 7/7/95 Average Price is below the initial purchase price of $6.86, additional shares will be issued to the investor such that the purchase per share to the investor equals 88.5% of the 7/7/95 Average Price.

In addition, if 88.5% of the 7/7/95 Average Price is less than $6.86 per share and the Company issues or sells any shares of its Common Stock or any of its securities which are convertible into or exchangeable for its Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock within 160 calendar days after June 26, 1995 at a purchase price less than $6.86 per share, then additional shares will be issued to result in a purchase price per share to the investor equal to the lower of
(i) 88.5% of the 7/7/95 Average Price or (ii) the lowest price per share the Company issues or sells any of the securities referred to above. This adjustment is exclusive of shares or options issued pursuant to the Company's option plans or shares issued upon the exercise of options, warrants or rights outstanding on the closing date of the transaction.

The 7/7/95 Shares have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration under such Act and applicable state securities laws or in reliance on available exemptions from such registration requirements. However, the investor has certain registration rights, including agreement by the Company to register the 7/7/95 Shares within 105 calendar days of June 26, 1995 (by October 9, 1995).

The Investment Agreement between the Company and Kyneton Investments Ltd. dated July 5, 1995 is attached hereto as an exhibit and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such exhibit.

In connection with the offering, the Company also issued warrants (the "7/7/95 Warrants") to purchase 51,750 and 13,848 shares, respectively, to designees of Cappello Capital Corp. ("Cappello") and The Kriegsman Group ("Kriegsman"). Cappello acted as a financial advisor to the Company and Kriegsman as a finder with respect to the offering. Cappello also received a cash commission and Kriegsman a finder's fee. The 7/7/95 Warrants are subject to adjustment in the same manner as the 7/7/95 Shares. In addition, Cappello and Kriegsman have certain piggyback registration rights related to the 7/7/95 Warrants.

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Item 5.  Other Events (Continued)

JULY 12, 1995 PRIVATE PLACEMENT

     On July 12, 1995, the Company completed the private placement of 385,569 shares of its Common Stock (the "7/12/95 Shares") pursuant to Regulation D to the Securities Act of 1933, yielding the Company gross proceeds of approximately $2.6 million. The initial purchase price for the 7/12/95 Shares was $6.86 per share, representing an 11.5% discount to the closing bid price of the Company's Common Stock on June 7, 1995. However, the initial purchase price will be adjusted to result in a purchase price per share to the investors equal to 88.5% of the average closing price of the Common Stock during a period 160 to 205 calendar days after June 26, 1995 (the "7/12/95 Average Price"). To the extent 88.5% of the 7/12/95 Average Price exceeds the initial purchase price of $6.86, the investor will provide additional proceeds such that the total proceeds to the Company from the investor equals the product of the 88.5% of the 7/12/95 Average Price and the 7/12/95 Shares. If 88.5% of the 7/12/95 Average Price is below the initial purchase price of $6.86, additional shares will be issued to the investor such that the purchase per share to the investor equals 88.5% of the 7/12/95 Average Price.

In addition, if 88.5% of the 7/12/95 Average Price is less than $6.86 per share and the Company issues or sells any shares of its Common Stock or any of its securities which are convertible into or exchangeable for its Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock within 205 calendar days from June 26, 1995 at a purchase price less than $6.86 per share, then additional shares will be issued to result in a purchase price per share to the investor equal to the lower of
(i) 88.5% of the 7/12/95 Average Price or (ii) the lowest price per share the Company issues or sells any of the securities referred to above. This adjustment is exclusive of shares or options issued pursuant to the Company's option plans or shares issued upon the exercise of options, warrants or rights outstanding on the closing date of the transaction.

The 7/12/95 Shares have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration under such Act and applicable state securities laws or in reliance on available exemptions from such registration requirements. However, the investor has certain registration rights, including agreement by the Company to register the 7/12/95 Shares within 160 calendar days of June 26, 1995 (by December 3, 1995). In the event the registration is not effective with the 160-day period, the purchase price per share will be determined, where applicable, using 77% rather than 88.5% of the 7/12/95 Average Price.

The Investment Agreement between the Company and Arbco Associates, L.P. and Offense Group Associates, L.P. dated July 11, 1995 is attached hereto as an exhibit and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such exhibit.

In connection with the offering, the Company also issued warrants (the "7/12/95 Warrants") to purchase 23,134 and 11,567 shares, respectively, to designees of Cappello and Kriegsman. Cappello acted as a financial advisor to the Company and Kriegsman as a finder with respect to the offering. Cappello also received a cash commission and Kriegsman a finder's fee. The 7/12/95 Warrants are subject to adjustment in the same manner as the 7/12/95 Shares. In addition, Cappello and Kriegsman have certain piggyback registration rights related to the 7/12/95 Warrants.

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Item 7.  Exhibits


Exhibit                                                    Method
 Number                 Description                      of Filing
- -------                 -----------                      ---------

  4.1     Investment Agreement between Advanced       Filed Herewith
          Tissue Sciences, Inc. and Kyneton
          Investments Ltd.. dated July 5, 1995

  4.2     Investment Agreement between Advanced       Filed Herewith
          Tissue Sciences, Inc. and Arbco
          Associates, L.P. and Offense Group
          Associates, L.P. dated July 11, 1995

  4.3     Form of Warrant Agreement between the       Incorporated by
          Company and each of Linda S. Cappello,       Reference to
          Gerard K. Cappello, Lawrence K. Fleischman   Exhibit 4.4 to
          and The Kriegsman Group                      the Registrant's
                                                       Current Report on
                                                       Form 8-K dated
                                                       June 26, 1995



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADVANCED TISSUE SCIENCES, INC.


Date:  July 19, 1995              By: /s/ Arthur J. Benvenuto
                                      ----------------------------
                                      Arthur J. Benvenuto
                                      Chairman, President and
                                      Chief Executive Officer

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EXHIBIT INDEX


Exhibit
 Number              Description                               Page
- -------              -----------                               ----

  4.1     Investment Agreement between Advanced Tissue
          Sciences, Inc. and Kyneton Investments Ltd..
          dated July 5, 1995

  4.2     Investment Agreement between Advanced Tissue
          Sciences, Inc. and Arbco Associates, L.P. and
          Offense Group Associates, L.P. dated July 11, 1995

  4.3 Form of Warrant Agreement between the Company and each of Linda S. Cappello, Gerard K. Cappello,
          Lawrence K. Fleischman and The Kriegsman Group